================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 24, 2008

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)


        Maryland                       000-23090                  52-1660951
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


344 North Charles Street, Suite 300, Baltimore, Maryland           21201
        (Address of Principal Executive Offices)                 (ZIP Code)


        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

     On September 24, 2008,Carrollton Bancorp , ( the "Company") entered into a lease agreement ( the "Lease") with Gateway 38,LLC, ( the "Landlord") pursuit to which the Company will lease approximately 20,427 square feet of office space at 7151 Columbia Gateway Drive in Columbia, Maryland. The term of the lease will commence on September 9, 2008 and end on April 30, 2019. The Company will have no obligation to pay the Landlord any basic rent or expenses during the Pre-Base Rent Commencement Date Period of September 9, 2008 to December 16, 2008 while the Landlord completes the alterations and improvements to the interior of the premises. The Lease provides for, among other things, monthly rent in the amounts set forth in the table below.


                 Months                              Monthly Basic rent
                 -------                             ------------------
        12/16/2008  -  12/31/2008                       $10,543.04
         1/1/2009   -   4/30/2009                       $0.00
         5/1/2009   -  12/31/2009                       $20,427.00
         1/1/2010   -  12/31/2010                       $20,937.68
         1/1/2011   -  12/31/2011                       $21,461.12
         1/1/2012   -  12/31/2012                       $21,997.64
         1/1/2013   -  12/31/2013                       $22,547.58
         1/1/2014   -  12/31/2014                       $23,111.27
         1/1/2015   -  12/31/2015                       $23,689.05
         1/1/2016   -  12/31/2016                       $24,281.28
         1/1/2017   -  12/31/2017                       $24,888.31
         1/1/2018   -  12/31/2018                       $25,510.52
         1/1/2019   -   4/30/2009                       $26,148.28


     In addition, provided that the Company performs all of the terms and conditions of the Lease, the Landlord agreed to (i) abate the Company's obligation to pay the Company's Monthly Basic Rent for January through April 2009 and (ii) pay for a one-time turn-key alterations and improvements to the interior of the premises in an amount estimated to be approximately $1 million.


Item 9.01.      Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit                              Description
        -------     ------------------------------------------------------------

        10.27 Lease dated September 8, 2009 by and between Gateway 38, LLC and Carrollton Bancorp

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARROLLTON BANCORP

                                    By: /s/ Robert A. Altieri
                                        ---------------------
                                    Name:  Robert A. Altieri
Date: September 30, 2008            Title: Chief Executive Officer and President


                                    By: /s/ James M. Uveges
                                        -------------------
                                    Name:  James M. Uveges
Date September 30, 2008             Title: Senior Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

Exhibit                                 Description
-------         ----------------------------------------------------------------
 10.27          Lease dated September 8, 2009 by and between Gateway 38, LLC and Carrollton Bancorp